UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2025

SPHERE ENTERTAINMENT CO.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39245	84-3755666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Pennsylvania Plaza, New York, NY	10121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (725) 258-0001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	SPHR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 24, 2025, Sphere Entertainment Co. (the “Company”), its wholly-owned subsidiary, MSG Networks Inc. (“MSG Networks”), and certain subsidiaries of MSG Networks entered into a Transaction Support Agreement (the “Transaction Support Agreement”) with respect to the restructuring of the debt of subsidiaries of MSG Networks and amendments to the media rights agreements between subsidiaries of MSG Networks and New York Knicks, LLC and New York Rangers, LLC (collectively, the “Teams”), each an indirect subsidiary of Madison Square Garden Sports Corp. (“MSG Sports”), respectively (the “Transactions”).

The Transaction Support Agreement is among MSG Networks, MSGN Holdings, L.P. (the “Borrower”), certain of MSG Networks’ other subsidiaries (together with MSG Networks and the Borrower, the “MSGN Parties”), the lenders under the Borrower’s existing credit facilities identified therein (the “Consenting Lenders”), the Teams and the Company (together with the Consenting Lenders and the Teams, the “Consenting Stakeholders”), pursuant to which the Consenting Stakeholders have agreed to support the Transactions on the terms set forth in the Transaction Support Agreement and in the term sheet attached thereto as Exhibit A (the “Term Sheet”). The Term Sheet sets forth the principal terms of the Transactions that will be consummated upon the execution of definitive documents containing terms consistent with those set forth in the Term Sheet and such other terms as agreed to by the MSGN Parties and the Consenting Stakeholders. The Term Sheet contemplates, among other things:

•	that the Company will make a $15 million capital contribution to the Borrower;

•

that the Borrower’s existing credit facilities will be replaced with a new $210 million term loan facility (the “New Term Loan Facility”), which will mature in December 2029, have a fixed amortization of $10 million per quarter and require 100% of the Borrower’s excess free cash flow generated through operating activities to be used to repay the principal amount outstanding under the New Term Loan Facility until fully repaid, subject to limited exceptions set forth in the Term Sheet and otherwise to be agreed;

•	that outstanding borrowings under the New Term Loan Facility will bear interest at a rate per annum equal to SOFR plus 5.00%;

•

that the Borrower will make a minimum cash payment of $80 million (including the $15 million capital contribution from the Company to the Borrower) to the Consenting Lenders upon the closing of the New Term Loan Facility;

•	amendments to media rights agreements to which subsidiaries of MSG Networks are a party, effective as of January 1, 2025, as follows:

•	New York Knicks:

•	a reduction of 28% in the annual rights fee;

•	an elimination of the annual rights fee escalator; and

•	a change to the contract expiration date to the end of the 2028-29 season, subject to a right of first refusal in favor of MSG Networks;

•	New York Rangers:

•	a reduction of 18% in the annual rights fee;

•	an elimination of the annual rights fee escalator; and

•	a change to the contract expiration date to the end of the 2028-29 season, subject to a right of first refusal in favor of MSG Networks;

•	the issuance by MSG Networks of penny warrants to MSG Sports exercisable for 19.9% of the equity interests in MSG Networks;

•

beginning with the first calendar year-end following the repayment in full of the New Term Loan Facility, annual payments to the Consenting Lenders in an amount equal to 50% of the difference between the Borrower’s balance sheet cash and the Minimum Cash Balance (as defined in the Term Sheet) until the earlier of the December 31, 2029 payment and payment of $100 million in the aggregate to the Consenting Lenders; and

•	the entry into a mutual release agreement by and among the parties to the Transaction Support Agreement providing for a customary mutual release of claims among the parties thereto.

The Company, Sphere Entertainment Group, LLC (“Sphere Entertainment Group”) and the subsidiaries of Sphere Entertainment Group (collectively, the “Non-Credit Parties”) will not be legally obligated to fund the outstanding borrowings under the New Term Loan Facility, nor will the assets of the Non-Credit Parties be pledged as security under the New Term Loan Facility.

The Transaction Support Agreement contains certain covenants on the part of each of the Consenting Stakeholders, including, among other things, (i) commitments to support, and to use commercially reasonable efforts and timely take all reasonable actions necessary to support, implement and consummate the Transactions and (ii) commitments to negotiate in good faith and use commercially reasonable efforts to execute and implement definitive documents that are consistent with the Transaction Support Agreement.

Pursuant to the Transaction Support Agreement, the Consenting Stakeholders have agreed to implement the Transactions by June 27, 2025, which date may be extended or waived in writing by each of the Consenting Stakeholders and MSG Networks.

The foregoing description of the Transaction Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Support Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Note Regarding Forward-Looking Statements

Statements and other information included in this Current Report on Form 8-K that are not historical facts, including statements about the Company’s plans, strategies, beliefs and expectations may constitute forward-looking statements. Forward-looking statements are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statement.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on estimates and assumptions that are subject to change or revision, including the expected timing of the closing of the Transactions, that could cause actual results to differ materially from those expected or implied by the forward-looking statements or the estimates or assumptions used. Such forward-looking statements include, without limitation, the failure to obtain governmental and regulatory approvals required for the closing of the Transactions; the failure to satisfy the conditions to the closing of the Transactions; unexpected costs, liabilities or delays in connection with or with respect to the Transactions, including but not limited to changes due to general economic, political and business conditions; potential legal proceedings relating to the Transactions and the outcome of any such legal proceeding; and other risks to the consummation of the Transactions, including the risk that the Transactions will not be consummated within the expected time period or at all. Additional factors that may affect the Company’s future results are identified in the Company’s most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov. Factors other than those listed above also could cause the Company’s results to differ materially from expected results.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Transaction Support Agreement, dated as of April 24, 2025, by and among MSG Networks Inc., certain subsidiaries of MSG Networks Inc. identified therein, the lenders party thereto, New York Knicks, LLC, New York Rangers, LLC and Sphere Entertainment Co.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPHERE ENTERTAINMENT CO.
(Registrant)

By:	/s/ Mark C. Cresitello
Name:	Mark C. Cresitello
Title:	Senior Vice President, Deputy General Counsel & Secretary

Dated: April 25, 2025